                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                Cotelligent, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  July 10, 2002
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)



              Delaware                 0-27412               94-3173918
--------------------------------------------------------------------------------
(State or other jurisdiction of      (Commission          (I.R.S. Employer
         incorporation)               File Number)       Identification No.)



    44 Montgomery Street, Suite 4050
        San Francisco, California                              94104
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)




                                 (415) 439-6400
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant

On July 10, 2002, Cotelligent, Inc., a Delaware corporation (the "Company"), dismissed its independent auditors, Arthur Andersen LLP ("Arthur Andersen"), and engaged the services of KMPG LLP ("KPMG"), effective immediately, as its new independent auditors for its fiscal year ending December 31, 2002. The Audit Committee of the Board of Directors authorized the dismissal of Arthur Andersen and the immediate engagement of KPMG.

Arthur Andersen's report on the Company's consolidated financial statements for each of the year ended December 31, 2001, the nine month transition period ended December 31, 2000, and the year ended March 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2001, the nine month transition period ended December 31, 2000, and the year ended March 31, 2000, and the subsequent interim period through the date hereof, there were no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures and has requested that Arthur Andersen furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

During the year ended December 31, 2001, the nine month transition period ended December 31, 2000, and the year ended March 31, 2000, and the subsequent interim period, the Company did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          COTELLIGENT, INC.


                                          By: /s/ Curtis J. Parker
                                              _________________________________
                                              Curtis J. Parker
                                              Executive Vice President,
                                              Chief Financial Officer and
                                              Treasurer

Dated: July 16, 2002

Item 7 (c) Exhibits.
           --------

The following exhibit is filed as part of this Current Report:

                  Exhibit No.    Description
                  -----------    -----------
                      16.1       Letter to Arthur Andersen LLP regarding change
                                 in independent auditor

4